SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2004

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Windy Ridge Parkway, Atlanta, Georgia 30339
(Addresses of Principal Executive Offices, including Zip Code)

                    (770) 952-8444
(Registrant’s Telephone Number, including Area Code)

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE DATED MARCH 4, 2004

Item 5.	Other Events and Required FD Disclosure.

     On March 4, 2004, Indus International, Inc. (the “Company”) announced that Jeffrey A. Babka, the Company’s Executive Vice President Finance and Administration, Chief Financial Officer and Secretary will leave the Company in April 2004 following completion of the Company’s audited full-year financial results for the year ended March 31, 2004. The press release is attached as Exhibit 99.1 to this report.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated March 4, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC.
/s/ Gregory J. Dukat
Name:	Gregory J. Dukat
Title:	Chief Executive Officer and President

Date: March 4, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated March 4, 2004